EXHIBIT 99.1

Richard Kerley Appointed Lead Director of The Joint Corp. Board of Directors

SCOTTSDALE, Ariz., March 07, 2016 (GLOBE NEWSWIRE) -- The Joint Corp. (NASDAQ:JYNT), a national operator, manager and franchisor of chiropractic clinics, today announced that the company’s board of directors has appointed independent director Richard Kerley as lead director, effective immediately.

“We are delighted to have someone of Rich’s experience and expertise agree to serve as our lead director,” said John B. Richards, chief executive officer of The Joint Corp. “Rich’s public and private company experience in emerging and established companies has proven to be invaluable to The Joint since joining the company’s board of directors in September 2015. Rich has the necessary skills, independence and sound judgment to qualify him to step into this role.”

Kerley served as chief financial officer and member of the board of directors of Peter Piper, Inc., a privately-held pizza and entertainment restaurant chain. He joined Peter Piper in 2008 after serving as chief financial officer of Fender Musical Instruments Corporation, a privately-held manufacturer and wholesaler of musical instruments and equipment. Prior to that, Kerley spent over 30 years at Deloitte & Touche, most recently as audit partner on both public and private companies. He is currently a member of the board of directors of The Providence Service Corporation (NASDAQ:PRSC), a company that provides and manages multiple healthcare and social services, comprised of non-emergency transportation services, workforce development services, legal offender rehabilitation services, and health assessment services in the United States and abroad.

About The Joint Corp.

Based in Scottsdale, Arizona, The Joint is reinventing chiropractic by making quality care convenient and affordable for patients seeking pain relief and ongoing wellness. Our no-appointment policy and convenient hours and locations make care more accessible, and our affordable membership plans and packages eliminate the need for insurance. With 320+ clinics nationwide and nearly three million patient visits annually, The Joint is an emerging growth company and key leader in the chiropractic profession.  For more information, visit www.thejoint.com, follow us on Twitter @thejointchiro and find us on Facebook, YouTube and LinkedIn.

Business Structure

The Joint Corp. is a franchisor of clinics and an operator of clinics in certain states. In California, Colorado, Florida, Illinois, Minnesota, New Jersey, New York, North Carolina, Oregon and Tennessee, The Joint and its franchisees provide management services to affiliated professional chiropractic practices.

Forward-Looking Statements

This press release contains statements about future events and expectations that constitute forward-looking statements.  Forward-looking statements are based on our beliefs, assumptions and expectations of industry trends, our future financial and operating performance and our growth plans, taking into account the information currently available to us.  These statements are not statements of historical fact.  Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements and you should not place undue reliance on such statements.  Factors that could contribute to these differences include, but are not limited to, our failure to develop or acquire corporate clinics as rapidly as we intend, our failure to profitably operate corporate clinics, and the factors described in "Risk Factors" in The Joint Corp.'s Registration Statement on Form S-1.  Words such as "anticipates", "believes", "continues", "estimates", "expects", "goal", "objectives", "intends", "may", "opportunity", "plans", "potential", "near-term", "long-term", "projections", "assumptions", "projects", "guidance", "forecasts", "outlook", "target", "trends", "should", "could", "would", "will" and similar expressions are intended to identify such forward-looking statements. We qualify any forward-looking statements entirely by these cautionary factors.  We assume no obligation to update or revise any forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.  Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Investor Contact:
Peter Vozzo
peter.vozzo@westwicke.com
443-213-0505

Media Contact:
Marcia Rhodes
mrhodes@acmarketingpr.com
480-664-8412, ext. 15